EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                     OF AMBER RESOURCES COMPANY OF COLORADO
                      PURSUANT TO 18 U.S.C. SECTION 1350


     I hereby certify that, to the best of my knowledge, the Quarterly Report on Form 10-Q of Amber Resources Company of Colorado for the period ending September 30, 2003:

     (1) complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of Amber Resources Company of Colorado.




/s/ Roger A. Parker
---------------------------
Roger A. Parker
Chief Executive Officer

November 13, 2003


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Amber Resources Company of Colorado and will be retained by Amber Resources Company of Colorado and furnished to the Securities and Exchange Commission upon request.